                                                                       EXHIBIT 1
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                       SCHEDULE 13D JOINT FILING AGREEMENT

         In accordance with the requirements of Rule 13d-1(k) under the
Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule
13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

                                   * * * * * *

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed as of the date set forth opposite their name.

Date:  September 13, 2004            CRAFTS RETAIL ACQUISITION CORP.

                                     By:  /s/ Marc J. Leder
                                         ---------------------------------------
                                     Name:  Marc J. Leder
                                     Its:  Vice President

Date:  September 13, 2004            CRAFTS RETAIL HOLDING CORP.

                                     By:  /s/ Marc J. Leder
                                         ---------------------------------------
                                     Name:  Marc J. Leder
                                     Its: Vice President

Date:  September 13, 2004            SUN CRAFTS RETAIL, LLC

                                     By:  /s/ Marc J. Leder
                                         ---------------------------------------
                                     Name:  Marc J. Leder
                                     Its:  Co-CEO

Date:  September 13, 2004            SUN CAPITAL PARTNERS III, LP

                                     By:  Sun Capital Advisors III, LP
                                     Its:  General Partner

                                     By:  Sun Capital Partners III, LLC
                                     Its:  General Partner

                                     By:  /s/ Marc J. Leder
                                         ---------------------------------------
                                     Name:  Marc J. Leder
                                     Its:  Co-CEO

Date:  September 13, 2004            SUN CAPITAL PARTNERS III QP, LP

                                     By:  Sun Capital Advisors III, LP
                                     Its:  General Partner

                                     By:  Sun Capital Partners III, LLC
                                     Its:  General Partner

                                     By:  /s/ Marc J. Leder
                                         ---------------------------------------
                                     Name:  Marc J. Leder
                                     Its:  Co-CEO

Date:  September 13, 2004            SUN CAPITAL ADVISORS III, LP

                                     By:  Sun Capital Partners III, LLC
                                     Its:  General Partner

                                     By:  /s/ Marc J. Leder
                                         ---------------------------------------
                                     Name:  Marc J. Leder
                                     Its:  Co-CEO

Date:  September 13, 2004            SUN CAPITAL PARTNERS III, LLC

                                     By:  /s/ Marc J. Leder
                                         ---------------------------------------
                                     Name:  Marc J. Leder
                                     Its:  Co-CEO

Date:  September 13, 2004             /s/ Marc J. Leder
                                     -------------------------------------------
                                     Marc J. Leder

Date:  September 13, 2004             /s/ Rodger R. Krouse
                                     -------------------------------------------
                                     Rodger R. Krouse